                                                                   Exhibit 10.26


                     FORM OF STOCKHOLDERS LOCK-UP AGREEMENT

         This Stockholders Lock-up Agreement among the undersigned stockholders of Cellomics, Inc. (the "Company") and the Company is entered into as of the 13th day of December, 2000.

                                   Witnesseth:

         Whereas, the undersigned stockholders of Cellomics own Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock (collectively, the "Preferred Stock") or Common Stock of the Company;

         Whereas, the Company has filed a registration statement with the Securities and Exchange Commission for its initial public offering of shares (the "IPO Shares") of its Common Stock (the "Common Stock") and the Company desires to proceed with such offering if its shares of Common Stock are offered at a price to the public of at least $8 per share (the "IPO");

         Whereas, under the terms of the current Amended and Restated Certificate of Incorporation (the "Charter") of the Company, an IPO price of $8 per share of Common Stock will not result in the automatic conversion into Common Stock of either the Series B Preferred Stock or the Series C Preferred Stock; and

         Whereas, as a partial inducement to the stockholders of the Company to approve an amendment to the Charter (the "Charter Amendment") which among other matters will automatically convert all the classes of Preferred Stock into Common Stock even though the IPO price is only $8 per share and change the conversion ratio of the Series C Preferred Stock, the stockholders and the Company are entering into this Lock-up Agreement.

         NOW THEREFORE, the parties hereto intending to be legally bound agree as follows:

     1. LOCK-UP OF PRE-IPO COMMON STOCK. Each of the undersigned stockholders agrees with respect to the number of Non-IPO Shares shown in the column labeled "Locked-up Shares" on Exhibit A attached hereto (the "Locked-up Shares") that should the IPO be effected, the undersigned will not on or before October 5, 2001 without the consent of the Company, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose of the Locked-up Shares. The term "Non-IPO Shares" means the shares of Common Stock (if any) held by a stockholder prior to the closing of the IPO (and after giving effect to the 3.19 to 1 IPO Common Stock split) and the shares of Common Stock (if any) which such stockholder would receive upon the conversion in the IPO of Preferred Stock into Common Stock. Exhibit A sets forth each stockholder's expected holdings of Non-IPO Shares assuming the IPO closes. Anything to the contrary notwithstanding, the term Locked-up Shares does not include and this Agreement shall not apply to any IPO Shares.

     2. CONSENT TO TRANSFER OF LOCKED-UP SHARES. The Company agrees that it will not grant any consent under section 1 of this Agreement other than (x) upon receiving the written consent of all of the undersigned stockholder parties hereto (in which event the Company will give its consent), (y) with respect to the subsequent transfer of Locked-up Shares which were held by any of the undersigned stockholders who are natural persons and who die, or (z) with respect to the subsequent transfer of Locked-up Shares by one of the undersigned stockholders to an Affiliate of such undersigned stockholder provided that such transferee agrees to be bound by the terms of this Agreement. The term "Affiliate" means with respect to a stockholder, (i) in the case of a natural person, such stockholder's spouse or lineal descendents or a trust, corporation or pass-through entity controlled by such stockholder, and (ii) in the case of a partnership or a corporation, such stockholder's partners, stockholders or other equity owners or any entity controlled by or under common control with such stockholder.

     3. TRANSFER RESTRICTIONS. Each stockholder agrees that the Company shall place or cause to be placed upon any certificate representing the Locked-up Shares a restrictive legend which states: "The shares represented by this certificate are subject to a restriction against transfer until October 5, 2001. A copy of this Agreement may be obtained from the Company at its principal executive offices." The Company agrees to issue instructions to its transfer agent not to transfer the Locked-up Shares in accordance with this Agreement.

     4. MISCELLANEOUS.

         (A) The provisions of this Agreement shall be binding upon and inure to the benefit of any successor or assign of any party hereto.

         (B) The parties hereto agree that the remedy at law for any breach of this Agreement is inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedies which the parties hereto may have.

         (C) If any one or more provisions of this Agreement shall be declared invalid or unenforceable, the same shall not affect the validity or enforceability of any other provisions of this Agreement.

         (D) Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated, except by written instrument signed by the Company and all of the undersigned stockholders.

         (E) This Agreement shall be construed in accordance with, and the rights of the parties shall be governed by, the law of the State of Delaware.

         (F) This Agreement may be executed in counterparts, each of which when so executed and delivered shall constitute a complete and original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Agreement or any counterpart thereof to account for any other counterpart.

         (G) All prior understandings and agreements between the parties hereto with respect to the transactions contemplated hereby are merged in this Agreement, and this Agreement reflects all the understandings with respect to such transactions. The parties recognize that those certain lock-up letter agreements executed by the undersigned stockholders with Prudential Securities Incorporated in connection with the IPO are not superceded or otherwise effected by this Agreement.

         (H) This Agreement shall expire and be of no force and effect if the IPO has not occurred on or before January 15, 2001.

                                   AXIOM VENTURE PARTNERS II
                                   LIMITED PARTNERSHIP

                                   By: Axiom Venture Associates II Limited
                                       Liability Company, its General Partner

                                   By:
                                      ------------------------------------------
                                      A General Partner
                                   Date:
                                        ----------------------------------------


                                   DELPHI BIOINVESTMENTS III, L.P.
                                   By: Delphi Management Partners III, L.L.C.,
                                       General Partner

                                   By:
                                      ------------------------------------------
                                      Managing Member
                                   Date:
                                        ----------------------------------------

                                   DELPHI VENTURES III, L.P.
                                   By: Delphi Management Partners III, L.L.C.,
                                       General Partner

                                   By:
                                      ------------------------------------------
                                       Managing Member
                                   Date:
                                        ----------------------------------------


                                   INTERWEST PARTNERS VI, L.P.
                                   By: InterWest Management Partners VI, LLC


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:
                                   Date:
                                        ----------------------------------------

                                   INTERWEST INVESTORS VI, LP
                                   By: InterWest Management Partners VI, LLC


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:
                                   Date:
                                        ----------------------------------------



                                   OXFORD BIOSCIENCE PARTNERS II L.P.
                                   By: OBP Management II L.P.
                                       Its General Partner

                                   By:
                                      ------------------------------------------
                                      Alan G. Walton
                                      General Partner
                                   Date:
                                        ----------------------------------------


                                   OXFORD BIOSCIENCE PARTNERS (BERMUDA)
                                   II LIMITED PARTNERSHIP
                                   By: OBP Management II (Bermuda) Limited
                                       Partnership
                                       Its General Partner

                                   By:
                                      ------------------------------------------
                                      Alan G. Walton
                                      General Partner
                                   Date:
                                        ----------------------------------------

                                   OXFORD BIOSCIENCE PARTNERS
                                   (GS - ADJUNCT) II L.P.
                                   By: OBP Management II L.P.
                                       Its General Partner

                                   By:
                                      ------------------------------------------
                                      Alan G. Walton
                                      General Partner
                                   Date:
                                        ----------------------------------------

                                   VECTOR LATER-STAGE EQUITY FUND II (QP), L.P.
                                   By: Vector Fund Management II, L.L.C.
                                       General Partner

                                   By:
                                      ------------------------------------------
                                      Managing Member
                                   Date:
                                        ----------------------------------------


                                   VECTOR LATER-STAGE EQUITY FUND II, L.P.
                                   By: Vector Fund Management II, L.L.C.
                                       General Partner

                                   By:
                                      ------------------------------------------
                                      Managing Member
                                   Date:
                                        ----------------------------------------


                                   AMERINDO INTERNET FUND PLC

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:
                                   Date:
                                        ----------------------------------------

                                   AMERINDO TECHNOLOGY GROWTH
                                     FUND II INC.

                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:
                                   Date:
                                        ---------------------------------------


                                   EMERGING TECHNOLOGY PORTFOLIO

                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:
                                   Date:
                                        ---------------------------------------


                                   LITTON MASTER TRUST

                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title
                                   Date:
                                        ---------------------------------------


                                   INVESCO GLOBAL HEALTH SCIENCES FUND

                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title
                                   Date:
                                        ---------------------------------------

                                   ALTA CALIFORNIA PARTNERS II, L.P.

                                   By:
                                      -----------------------------------------

                                   Name:
                                   Title
                                   Date:
                                        ---------------------------------------


                                   BURRILL BIOTECHNOLOGY CAPITAL FUND LP

                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title



BAYSTAR INTERNATIONAL              BAYSTAR CAPITAL, LP
LIMITED

By:                                By:
   ----------------------------      ------------------------------------------
Name:                              Name:
Title:                             Title:
Date:                              Date:
     --------------------------         ---------------------------------------



                                   ARIANE HEALTH LIMITED, LDC

                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title
                                   Date:
                                        ----------------------------------------

                                   CYRIL GESTION (BIOSPHERE)

                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title
                                   Date:
                                        ---------------------------------------


                                   LCF ROTHSCHILD ASSET MANAGEMENT
                                   (FCPR CROISSANCE DISCOVERY)

                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title
                                   Date:
                                        ---------------------------------------



                                   CELLOMICS, INC.

                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title
                                   Date:
                                        ---------------------------------------

                                   -------------------------------------------
                                   JOHN BOLES

                                   Date:
                                        --------------------------------------


                                   BOLES ENTERPRISE LIMITED PARTNERSHIP

                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:
                                   Date:
                                        ---------------------------------------


                                   --------------------------------------------
                                   R TERRY DUNLAY

                                   Date:
                                        ---------------------------------------


                                   --------------------------------------------
                                   LEROY L. METZ

                                   Date:
                                        ----------------------------------------


                                   ---------------------------------------------
                                   D. LANSING TAYLOR, PH.D.
                                   Date:
                                        ----------------------------------------


                                   ---------------------------------------------
                                   ALAN S. WAGGONER
                                   Date:
                                        ----------------------------------------

                   EXHIBIT A TO STOCKHOLDERS LOCK-UP AGREEMENT


                                                                    Expected          Locked-up            Percent
                                                                  Non-IPO Shares        Shares            Locked-up
                                                                  --------------        ------            ---------
COMMON AND SERIES A & B STOCKHOLDERS:

    Common & Conversion of Series A & Series B Shares:

     John Boles
     D. Lansing Taylor
     Alan S. Waggoner
     Leroy L. Metz
     R. Terry Dunlay
     InterWest Partners VI LP
     InterWest Investors VI LP
     Axiom Venture Partners
     Delphi Ventures III LP
     Delphi Bio Investments III LP
     Oxford Biosciences Partners II LP
     Oxford Bioscinece Partners (Bermuda) LT
     Oxford Biosciences Partners GS Adjunct
     Vector Later Stage Equity Fund II (QP)
     Vector Later Stage Equity Fund II LP

     Conversion of Series C Shares:

     Vector Later Stage Equity Fund II (QP)
     Vector Later Stage Equity Fund II LP
     InterWest Partners VI LP
                                                         ---------------------  ----------------  ---------------
                                      Total

SERIES C  STOCKHOLDERS ONLY:

     Conversion of Series C Shares:

    Alta California Partners II, L.P.
    Amerindo Internet Fund PLC
    Amerindo Technology Growth Fund II Inc.
    Ariane Health Limited, LDC
    Baystar Capital, LP
    Baystar International Limited
    Burrill Biotechnology Capital Fund LP
    Cyril Gestion (Biosphere)
    Emerging Technology Portfolio
    Invesco Global Health Sciences Fund
    LCF Rothschild Asset Management
    Litton Master Trust
                                                         ---------------------  ----------------  ---------------
                                      Total



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